SECOND ADDENDUM TO
MINERAL PROPERTIES SALE AND PURCHASE AGREEMENTS
ENTERED INTO PRIOR TO 2010 IN RESPECT OF
Primary Mining Licenses No. ____________,___________,___________,__________,_________
(the “Licenses”)

BETWEEN:

DIRECTOR WITH COMPANY of P. O. Box _________, Dar es Salaam, United Republic of Tanzania, a director and shareholder of Geo Can Resources Company of P.O. Box _________, Dar es Salaam, United Republic of Tanzania

(hereinafter called the “The Purchaser”)
(Of the First Part)

AND:

_______________ in partnership with ___________________________of P.O. Box ___, _____________, United Republic of Tanzania

(hereinafter individually referred to as an “Owner” and collectively referred to as the “Owners”)

(of the Second Part)

WHEREAS:

(a)	The Purchaser and the Owners entered into a Mineral Properties Sale And Purchase Agreement dated 21st May 2009 in respect of the above mentioned Licenses as amended by an addendum between the parties dated 18th Sept 2009 (the “Agreement”).

(b)	The Owners have received the Initial Payment and a second payment of the Initial Payment pursuant to 2.1.1 of the Agreement to extend the date for the Secondary Payment to 240 days after the execution date of the Agreement.

(c)	The Purchaser has advised the Owners that the Purchaser is planning and preparing for the payment of the Secondary and Final Buy Out Payments according to this Second Addendum.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the payments outlined in amended clauses 2.1.3 (i) and 2.1.4 (i) to be paid by the Purchaser to the Owners, the parties agree as follows:

1.0	The above recitals are true and correct and form part of this Amendment.

2.0	Clause 2.1.3 of the Agreement is deleted and replaced with the following:

“2.1.3 The Secondary Payment for each Producing PML of Tsh ____________listed on Schedule A shall be paid either (i) on or before 120 days after the execution date or (ii) 240 days after the execution date if a second Initial Payment was made and shall be paid in two payments of 50% each as follows:

(A)	First payment of 50% paid as follows:

	(i)	20% being paid immediately upon execution of this Second Addendum by the Owner (the “Execution Date”); and

(ii)	30% two weeks after the Purchaser has received written confirmation of the transfer of the PML(s) from the Commissioner; and

(iii)	50% within six months of the Execution Date.

(B)	50% of Secondary Payment within twelve months of the date of execution of this Second Addendum.”

3.0	Clause 2.1.4 is deleted and replaced with the following:

“2.1.4 The Secondary Payment for each Non Producing PML of Tsh ___________listed on Schedule A shall be paid either (i) on or before 120 days after the execution date or (ii) 240 days after the execution date if a second Initial Payment was made and shall be paid in two payments of 50% each as follows:

(A)	First payment of 50% of Secondary Payment paid as follows:

(i)	20% paid immediately upon execution of this Second Addendum by the Owner (the “Execution Date”); and

(ii)	30% two weeks after the Purchaser has received written confirmation of the transfer of the PML(s) from the Commissioner; and

(iii)	50% within six months of the Execution Date.

(B)	50% of Secondary Payment within twelve months of the date of execution of this Second Addendum.”

4.0

Upon execution of the Second Addendum Agreement, payment of the initial 10% and the transfer of title of the PML to the purchaser, the Purchaser and any subsequent transferee or assignee of the Purchaser (“New Purchaser”) shall have free and unencumbered access to the areas encompassed by the Licenses and PMLs to carry out all exploration and development activities and operations without restriction including, without limiting the generality of the foregoing, sampling, geological and magnetic surveys, drilling and building and operating a pilot plant without limitation.

(The balance of this page left blank on purpose.)

IN WITNESS WHEREOF the parties hereto have executed this Agreement as at the day and year first above written.

NOW PARTIES in this agreement set their hands in the following manner:

I, ______________________________________Advocate have gone through this agreement in the presence of __________________________________or and on behalf of the Owner(s) in this agreement and I have read the contents of the agreement to him of which he has understood and has now set his hand to acknowledge and accept the terms and conditions of the agreement.

For the Purchaser:

SIGNED and DELIVERED at _______________	}
by the said DIRECTOR WITH COMPANY who	}
}
is known to me personally/Identified to me by	}
this __25th___ day of __January______2010	}

BEFORE ME:

Name:  ___________________________

Signature: _________________________

Address   _________________________
                   _________________________

Qualification _______________________

For the Owners:

SIGNED and DELIVERED at ________________	}
the said ______________________	}
who is known to me personally/identified to me by	}
}
this__________day of ____________2010.	}

BEFORE ME:

Name ____________________________

Signature _________________________

Address __________________________
                 __________________________

Qualification _______________________

SIGNED and DELIVERED at ________________	}
the said ________________________	}
who is known to me personally/identified to me by	}
}
this__________day of______________ 2010.	}

BEFORE ME:

Name ________________________

Signature _____________________

Address ______________________
                ______________________

Qualification ___________________

SIGNED and DELIVERED at ___________________	}
the said _________________	}
who is known to me personally/identified to me by	}
}
this__________day of _________________2010.	}

BEFORE ME:

Name _______________________

Signature ____________________

Address _____________________
                _____________________

Qualification __________________